UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2016

AKARI THERAPEUTICS, PLC

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-36288	98-1034922
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 West 40th Street, 8th Floor
New York, NY 10018

(Address of Principal Executive Offices and zip code)

Registrant’s telephone number, including area code (646) 350-0702

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 31, 2016, Akari Therapeutics, Plc, issued a press release announcing preliminary results from the first paroxysmal nocturnal hemoglobinuria (PNH) patient treated with subcutaneously administered Coversin. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Akari Therapeutics, Plc press release dated March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKARI THERAPEUTICS, PLC

By:	/s/ Gur Roshwalb, M.D.
Name:	Gur Roshwalb, M.D.
Title:	Chief Executive Officer

Date: March 31, 2016